EXHIBIT 10.5
SUBSCRIPTION AGREEMENT
Silicon Mountain Holdings, Inc.
4755 Walnut Street
Boulder, CO 80301
Gentlemen and Ladies:
     The undersigned is investing in Silicon Mountain Holdings, Inc. (the “Company”) on the terms and conditions described in this Subscription Agreement (this “Subscription Agreement”). Pursuant to the terms described in this Subscription Agreement, at the offering price of $1.00 per share of the Company’s common stock, par value $.001 per share (the “Common Stock”), each investor is to receive one share of Common Stock (a “Share”) and a warrant to purchase one share of the Common Stock (a “Warrant”). The exercise price of the Warrant is $.01 per share of Common Stock, and the Warrant expires four years from the date hereof.
1.	Subscription

Subject to and in accordance with the terms and conditions of this Subscription Agreement, the undersigned has agreed to purchase ___Shares together with the same number of Warrants. On March 14, 2008, the undersigned delivered to the Company the full purchase price of $___(the “Purchase Price”) for the subscription of the Shares and Warrants in the form of a check or wire transfer to the Company. It is understood by the undersigned that the Company reserves the right in its sole discretion to reject all or any part of any subscription.
2.	Representations and Warranties of the Undersigned

The undersigned hereby represents and warrants to, and agrees with, the Company as follows:
(i)	the undersigned can bear the economic risk of losing the undersigned’s entire

Investment in the Shares and Warrants;

(ii)	the undersigned is acquiring the Shares and Warrants for its own account and not with a view to, or for resale in connection with, a distribution of the Shares, Warrants or Common Stock underlying the Warrants in violation of the Securities Act of 1933, as amended (the “1933 Act”);

(iii)	the undersigned’s overall commitments to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Shares and Warrants will not cause such overall commitments to become excessive;

(iv)	the undersigned’s financial condition is such that the undersigned is under no present or contemplated future need to dispose of any portion of the Shares or Warrants to satisfy any existing or contemplated undertaking, need or indebtedness;

(v)	the undersigned has adequate means of providing for the undersigned’s current needs and personal contingencies and has no need for liquidity in the undersigned’s investment in the Shares; and

(vi)	the undersigned has sufficient knowledge and experience in business and financial matters to evaluate, and has evaluated, the merits and risks of this investment.
     (b) The address set forth below on the signature page of this Subscription Agreement is the undersigned’s true and correct principal office, and the undersigned has no present intention of relocating its principal office to any other state or jurisdiction.
     (c) The undersigned is an “accredited investor” as that term is defined in Rule 501 of Regulation D, as promulgated under the 1933 Act because the undersigned meets one of the following criteria (if the undersigned is not an “accredited investor”, place an “X” in the following blank: ___):
(i)	An individual with a net worth, individually or jointly with the undersigned’s spouse, of $1,000,000; or

(ii)	An individual with income in excess of $200,000 in each of the two most recent years, or joint income with the undersigned’s spouse in excess of $300,000 in each of those years, and the undersigned has a reasonable expectation of reaching the same income level in the current year; or

(iii)	An individual who is an officer or director of the Company; or

(iv)	A corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

(v)	A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D, as promulgated under the 1933 Act; or

(vi)	An entity in which all of the equity owners are accredited investors; or

(vii)	A bank as defined in section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(a)(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or

(viii)	A private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.
     (d) The undersigned confirms that all documents, records and books pertaining to an investment in the Shares and Warrants that have been requested by the undersigned have been made available or delivered to the undersigned. Without limiting the foregoing, the undersigned has had the opportunity to discuss the acquisition of the Shares and Warrants with the Company. The undersigned has obtained or been given access to all information concerning the Company that the undersigned has requested. As a result of its review of the Company, including the review of the materials provided to the undersigned, the undersigned understands, among other things, the following: (a) the Company has limited financial resources; (b) the Company has not concurrently, and may not in the future, receive additional investment funds; and (c) the Company is involved in an extremely competitive industry and has no assurance of success. The undersigned further represents that the undersigned is cognizant of the operations, financial condition and capitalization of the Company, is cognizant of the intended use of proceeds from this financing, and has available full information concerning the Company’s affairs to evaluate the merits and risks of an investment in the Shares and Warrants.
     (e) The undersigned has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms of an investment in the Shares and Warrants and to receive additional information necessary to verify the accuracy of the information delivered to the undersigned.
     (f) The undersigned understands that the issuance of the Shares, the Warrants and the Common Stock underlying the Warrants have not been registered under the 1933 Act or any state securities laws in reliance on an exemption for private offerings and no U.S. federal or state agency has made any finding or determination as to the fairness of this investment or any recommendation or endorsement of the offering of the Shares, the Warrants or the Common Stock underlying the Warrants.
     (g) The undersigned acknowledges that, in making the decision to purchase the Shares and Warrants, it has relied solely upon independent investigations made by it.
     (h) The undersigned has the full right, power and authority to enter into this Subscription Agreement and to carry out and consummate the transactions herein. This Subscription Agreement constitutes the legal, valid and binding obligation of the undersigned.
     (i) The undersigned represents that an investment in the Shares and Warrants is a suitable investment for the undersigned.
     (j) The undersigned acknowledges and is aware that the following legend will be imprinted on the certificate(s) representing the Shares, the Warrants and the Common Stock underlying the Warrants:

“THE SECURITIES REPRESENTED BY THIS DOCUMENT HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND ARE ‘RESTRICTED SECURITIES’ AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY THROUGH REASONABLE MEANS AS DETERMINED BY THE COMPANY, INCLUDING AN OPINION OF SELLER’S COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY.”
     (k) The undersigned acknowledges and is aware of the following, in addition to other information included in the information provided to the undersigned:
(i)	The Shares and Warrants constitute a speculative investment and involve a high degree of risk of loss by the undersigned of the undersigned’s total investment.

(ii)	There are substantial restrictions on the transferability of the Shares, the Warrants and the Common Stock underlying the Warrants..
     (l) The undersigned understands and agrees that the Company is relying upon the accuracy, completeness, and truth of the undersigned’s representations, warranties, agreements, and certifications contained in this Subscription Agreement, in determining the undersigned’s suitability as an investor in the Company and in establishing compliance with federal and state securities laws. The undersigned understands that any incomplete, inaccurate, or untruthful response, or the breach of the undersigned’s representations, warranties, agreements, or certifications may result in the undersigned or the Company, or both, being in violation of federal or state securities laws, and any person, including the Company, who suffers damage as a result may have a claim against the undersigned for damages. The undersigned also acknowledges that the undersigned is indemnifying the Company and others for any such losses in accordance with Section 3 of this Subscription Agreement.
     The foregoing representations and warranties are true and accurate in all material respects as of the date hereof and shall survive the delivery of the subscription amount and the completed Subscription Agreement.
3.	Indemnification
     Both the Company and the undersigned acknowledge and understand the meaning and legal consequences of the representations, warranties, agreements, and certifications contained above, and the Company and the undersigned hereby agree to indemnify and hold harmless the other party (including, without limitation, its respective managers, officers, directors, representatives and agents) from and against any and all loss, damage, or liability due to or arising out of a breach of any representation, warranty, agreement, or certification, or the inaccuracy of any statement, of the Company or the undersigned, as the case may be, contained in this Subscription Agreement or any other document submitted by the Company or the undersigned in connection with the undersigned’s subscription for the Shares and Warrants. The foregoing notwithstanding, nothing in this Subscription Agreement, including the representations, warranties, agreements and certifications contained above, shall be deemed to constitute a waiver of any rights that the undersigned may have under the 1933 Act and other federal and state securities laws.

4.	Miscellaneous
     (a) This Subscription Agreement may be executed in one or more counterparts all of which taken together shall constitute a single instrument.
     (b) This Subscription Agreement shall be governed and construed as binding upon the parties hereto, and their respective successors, and no other person shall have any right or obligation hereunder. This subscription shall be irrevocable, and may not be assigned by the undersigned. Subject to the foregoing, this Subscription Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned.
     (c) This Subscription Agreement constitutes the entire agreement between the undersigned and the Company with respect to the subject matter of the Subscription Agreement and supersedes all prior and contemporaneous agreements between the undersigned and the Company with respect to the subject matter of the Subscription Agreement.
     (d) This Subscription Agreement will be construed and enforced in accordance with and governed by the laws of the State of Colorado, except for matters arising under the 1933 Act, without reference to principles of conflicts of law.
     With such full understandings and acknowledgements, the undersigned does hereby affirm the undersigned’s subscription to the purchase of the Shares and Warrants being offered by the Company as described herein and in the Memorandum. The undersigned does further acknowledge the undersigned’s understandings of all the terms and provisions of this Subscription Agreement and, upon acceptance of this Subscription Agreement by the Company, agrees to be bound by all the terms and conditions of this Subscription Agreement.
[Signature page follows]

SIGNATURE PAGE FOR INDIVIDUALS
Please complete the following:

Date:

Exact Name in Which Title is to be Held

Signature	Signature of Co-Owner

Print Name	Print Name of Co-Owner

Social Security Number or Tax Identification No.	Social Security Number or Tax Identification No.

Address

City, State, Postal or Zip Code, Country

STATE OF	)

	)	ss.
COUNTY OF	)

     On this                      day of                                         , 2008, before me pe rsonally appeared                                                             , who being duly sworn by me, acknowledged that (s)he executed the foregoing instrument for the uses and purposes therein stated.
     My commission expires:

Notary Public	Address
     * If the Securities are to be held in joint tenancy or as tenants in common, both persons must sign above and please indicate the manner in which the Securities are to be held:

Tenants in Common	Joint Tenants
     This subscription is accepted by Silicon Mountain Holdings, Inc. on this                      day of                                         , 2008.

SILICON MOUNTAIN HOLDINGS, INC.

By:

Name:

Title:

SIGNATURE PAGE FOR ENTITIES

Date:

Printed Name of Entity

By:
Signature

Printed Name and Title

Address

City, State, Postal or Zip Code, Country

Tax Identification Number

STATE OF	)

	)	ss.
COUNTY OF	)

     On this                      day of                                         , 2008, before me personal ly appeared                                                             , who being duly sworn by me, acknowledged that (s)he executed the foregoing instrument in the name of said entity, that (s)he had the authority to execute the same, and that (s)he executed the same as the act and deed of said entity for the uses and purposes therein stated.
     My commission expires:

Notary Public	Address
     This subscription is accepted by Silicon Mountain Holdings, Inc. on this                      day of                                         , 2008.

SILICON MOUNTAIN HOLDINGS, INC.

By:

Name:

Title: